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Exhibit 10.45

SECOND AMENDMENT TO CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of December 20, 2007 by and among LECG, LLC (the "Borrower"), the financial institutions party hereto (the "Lenders"), LASALLE BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (the "Agent"), and BANK OF AMERICA, N.A., as syndication agent for the Lenders.

RECITALS

        A.    The Borrower, the financial institutions party thereto and the Agent entered into a Credit Agreement dated as of December 15, 2006 and amended as of July 16, 2007 (the "Credit Agreement").

        B.    The Borrower, the Lenders and the Agent wish to further amend the Credit Agreement as set forth herein.

        NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Definitions.    Capitalized terms used but not defined herein are used as defined in the Credit Agreement.

        2.    Amendments.    The Credit Agreement is hereby amended as follows:

          (a)   Section 9.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            9.11    Regulation U.    The Company is not engaged principally, or as one of its important activities, in the business of purchasing or carrying Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. Following the application of the proceeds of each Loan or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 11.2 or Section 11.4(b) or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 13.1.2 will be Margin Stock.

          (b)   Section 10.6 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            10.6    Use of Proceeds.    Use the proceeds of the Loans, and the Letters of Credit, solely for working capital purposes, for share repurchases permitted by Section 11.3, for Acquisitions permitted by Section 11.4, for Capital Expenditures and for other general business purposes; and not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock in violation of any law, including Regulation U.

          (c)   Section 11.3 of the Credit Agreement is hereby amended by deleting the reference therein to "$40,000,000" and replacing it with a reference to "$65,000,000".

          (d)   Section 11.13 of the Credit Agreement is hereby amended by deleting clause (x) thereof in its entirety and replacing it with the following:

  (x) the aggregate amount of all such Signing and Performance Bonuses paid in the most recent 12 month period does not exceed (1) 75% of EBITDA for any such 12 month period ending from October 1, 2007 through September 30, 2008, or (2) 50% of EBITDA for such 12 month period, if otherwise,

        3.    Effectiveness.    This Amendment shall become effective upon (a) the payment of fees in the amounts separately agreed to with the Syndication Agent and (b) the delivery to the Agent of signature pages hereto by the Borrower and Required Lenders.

        4.    Representations and Warranties.    To induce the Agent and the undersigned Lenders to execute this Amendment, Borrower represents and warrants as follows:

          (a)   Borrower is duly authorized to execute and deliver this Amendment and to perform its obligations hereunder.

          (b)   The representations and warranties in the Loan Documents (including but not limited to Section 9 of the Credit Agreement), as amended hereby, are true and correct in all material respects with the same effect as though made on and as of the date of this Amendment (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date).

        5.    Affirmation.    Except as expressly amended hereby, the Credit Agreement and the other Loan Documents are and shall continue in full force and effect and Borrower hereby fully ratifies and affirms each Loan Document to which it is a party. Any reference to the Credit Agreement found in the Credit Agreement or any other Loan Document shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and the other Loan Documents.

        6.    Counterparts.    This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be effective as delivery of an original counterpart.

        7.    Headings.    The headings and captions of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

        8.    APPLICABLE LAW.    THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

        9.    Costs and Expenses.    The Borrower hereby affirms its obligation under Section 15.5 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses paid or incurred thereby in connection with the preparation, execution and delivery of this Amendment, including but not limited to the Attorney Costs with respect thereto.

        [signature pages follow]

        The parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first above written.

LECG, LLC
By:	/s/ STEVEN R. FIFE
Title:	Chief Financial Officer
LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and a Lender
By:	/s/ [ILLEGIBLE]
Title:	Senior Vice President
BANK OF AMERICA, NA., as Syndication Agent and a Lender
By:	/s/ [ILLEGIBLE]
Title:	Senior Vice President
U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and a Lender
By:
Title:
KEY BANK N.A., as Co-Documentation Agent and a Lender
By:	/s/ [ILLEGIBLE]
Title:	Vice President
WELLS FARGO BANK, N.A., as Co-Documentation Agent and a Lender
By:	/s/ [ILLEGIBLE]
Title:	Vice President
THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ [ILLEGIBLE]
Title:	Vice President

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  Exhibit 10.45